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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                          Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2008 through April 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                Pioneer Diversified
                High Income Trust
--------------------------------------------------------------------------------
                Annual Report | April 30, 2009
--------------------------------------------------------------------------------

                Ticker Symbol:    HNW

                [LOGO]PIONEER
                      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Schedule of Investments                                      11
Financial Statements                                         33
Financial Highlights                                         37
Notes to Financial Statements                                38
Report of Independent Registered Public Accounting Firm      47
Approval of Investment Advisory Agreement                    49
Trustees, Officers and Service Providers                     52

            Pioneer Diversified High Income Trust | Annual Report | 4/30/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we

2    Pioneer Diversified High Income Trust | Annual Report | 4/30/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Diversified High Income Trust | Annual Report | 4/30/09    3

Portfolio Management Discussion |4/30/09

High-yield bond and bank loan investments struggled through the final eight months of 2008 in the face of a severe credit crisis before credit-related securities started to recover early in 2009. In the following discussion, Andrew Feltus, CFA, and Jonathan Sharkey discuss the factors affecting the performance of Pioneer Diversified High Income Trust during the 12 months ended April 30, 2009. Mr. Feltus and Mr. Sharkey are members of Pioneer's Fixed Income Department and leaders of the investment team responsible for the daily management of the Trust.

Q    How did the Trust perform during the 12 months ended April 30, 2009?

A Pioneer Diversified High Income Trust had a total return of -24.69% at net asset value and a return of -23.11% at market price. As of April 30, 2009, the Trust was selling at a discount of market price to net asset value of -5.1%. Over the same period, the Trust's benchmark returned -14.78%. The benchmark's return is based on a 50% weighting of the Merrill Lynch Global High Yield and Emerging Market Plus Index (these indices are not leveraged) and a 50% weighting of the CSFB Leveraged Loan Index, which produced total returns of -14.23% and -15.32%, respectively. The Trust's 30-day SEC yield was 10.68% and the distribution rate based on market close on April 30, 2009, was 17.23%, based on the most recent monthly dividend.

Q What were the principal factors affecting the Trust's performance during the 12 months ended April 30, 2009?

A After a brief market rally in the early spring of 2008, the value of high-yield bond and bank-loan investments declined sharply over the remainder of the year in the face of mounting credit problems. The volatility in fixed-income markets peaked in late 2008 following the September bankruptcy of investment bank Lehman Brothers and the collapse or near-collapse of several other institutions, several of which required U.S. government assistance to survive. Market values for fixed-income securities exposed to credit risk plummeted in the fourth quarter of 2008, finishing a dismal year for such investments. However, early in 2009 investors started perceiving attractive values relative to the risks in investments such as high-yield bonds and floating-rate loans securities, leading to a rebound in those markets in the final months of the Trust's fiscal year.

     In this environment, the Trust's allocation to catastrophe-linked bonds helped support performance results. Catastrophe-linked bonds are reinsurance securities issued against the possibility of significant losses incurred by

4 Pioneer Diversified High Income Trust | Annual Report | 4/30/09 casualty insurers from natural catastrophes, such as earthquakes or storms. Bank loans did not hold up as well, as mounting questions about credit problems caused institutional investors such as hedge funds to sell-off their bank loan investments. The Trust's overweight position in U.S. high-yield corporate bonds also performed poorly, as they underperformed some other high-yield sectors, notably emerging-market sovereign securities. However, the decision to reduce the Trust's exposure to foreign currencies tended to help results, as did the decision to avoid, for most of the period, commercial mortgage-backed debt. As noted, the Trust's bank-loan investments also struggled, as an emphasis on B-rated and a de-emphasis on BB-rated securities tended to hold back results when lower-rated investments underperformed. The Trust's performance at net asset value ("NAV") lagged the overall market indices for the period, partially due to the effects of the Trust's use of leverage (borrowed funds) in the market. While leverage tends to amplify gains in bull markets, it also tends to magnify losses in poor markets. At the end of the fiscal year, the Trust's leverage ratio was 25%. The percentage of leverage stayed relatively unchanged for the year.

     At the end of the 12-month period, bank loans represented 31.6% of the Trust's investment portfolio, while U.S. high-yield corporates accounted for 28.9% of the Trust's investment portfolio, and emerging market and international high-yield bonds represented 12% of the Trust's investment portfolio. Catastrophe-linked bonds accounted for 19.5% of the Trust's investment portfolio.

Q What were some of the investments that supported the Trust's performance during the 12 months ended April 30, 2009?

A The Trust's position in high-yield bonds of Talecris did well. The health care company, which specializes in processing blood supplies, announced it was to be acquired by another company. Bonds of electric utility Jamaica Mirant helped performance, as did several securities tied to the telecommunication service sector. Also supporting the Trust's results were a loan to Stratos Global, which provides voice and data communication services to corporations and government agencies; GCI, another telecommunication service provider; and bonds of Intelsat, a satellite communications company. In addition, a loan to Metavante, which provides transaction-processing services to the banking industry, helped the Trust's performance.

Q What were some of the investments that produced disappointing results for the Trust over the 12 months ended April 30, 2009?

A Loans to steel companies, such as Aloma Steel and Niagara Steel, which fared poorly in a difficult year for the metals industry, was one area that hurt the Trust's results over the 12-month period. Also holding back results were loans to Ceva Group, a logistics company servicing the automotive industry. High-yield bonds performed poorly as a group, especially those of

            Pioneer Diversified High Income Trust | Annual Report | 4/30/09    5
     commodity related corporations. Bonds of Aventine Renewable Energy Resources, an ethanol producer, lost most of their value when the company defaulted. The Trust's overweight position in chemical industry bonds also proved to be a detractor, with poor performance by bonds of ARCO, Georgia Gulf, Ineos and Kronos Worldwide.

Q    What is your investment outlook?

A We think domestic high-yield corporate bonds have fallen to reflect a depression-style scenario, which we think is a worse outlook than is justified. As a consequence, we believe investors will continue to see value in high-yield bonds, which we believe are priced below their fundamental value. We think 2009 should show improvement in market conditions and believe that the Trust is well positioned to participate in a market rebound. However, we also can anticipate continued volatility in day-to-day trading.

     Although they suffered minor collateral damage from the credit crunch, catastrophe-linked bonds have proven to be an island of calm within the high-yield markets. Their recent history supports the theory that the performance of this group is not highly correlated to other areas in the high-yield market. At current yields, we believe catastrophe-linked bonds are priced comparable to high-yield bonds and bank loans, and we see opportunities in the coming months, as new supply is expected to be low. We believe the best values are in U.S. hurricane bonds.

     Bank loans, as an asset class, still face fundamental issues, especially in light of our projections that the economy is likely to contract for the second quarter of 2009 -- on the heels of the large contraction seen in the first quarter of the year -- before starting to recover in the final two quarters. We also expect that unemployment will remain high. On the plus side, the market's advance in early 2009 does offer evidence that many companies now can get financing, while the recovery value of loans in bankruptcy may improve. The market also has shown signs of stabilization as buyers have stepped in to make investments. Liquidity has improved in the market and refinancing activity has increased, raising the potential for price appreciation by bank loans. At the same time, the new-issue market may begin to reopen.

     Loans have continued to sell at very attractive discounts and we believe the bank loan market may continue to perform well, although we cannot predict when values will snap back significantly.

Please refer to the Schedule of Investments on pages 11-32 for a full listing of Trust securities.

6    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may invest significantly in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus relating to its common shares.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.

            Pioneer Diversified High Income Trust | Annual Report | 4/30/09    7

Portfolio Summary | 4/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds & Notes                              57.4%
Floating Rate Loan Interests                         31.2%
Temporary Cash Investments                            5.1%
Asset Backed Securities                               2.4%
Convertible Bonds & Notes                             1.9%
Collateralized Mortgage Obligations                   1.4%
Fixed Rate Loan Interests                             0.4%
Convertible Preferred Stock                           0.2%
Common Stock*                                         0.0%
Warrants*                                             0.0%

* Amount is less than 0.1%.

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

A & Higher                 3.8%
BBB                        0.9%
BB                        30.4%
B                         37.0%
CCC & Lower               10.0%
Cash Equivalents           5.1%
Not Rated                 12.8%

The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.    Calabash Re, Ltd., 9.749%, 6/1/09 (144A)                                     1.39%
 2.    Green Valley, Ltd., 5.045%, 1/10/11 (144A)                                   1.31
 3.    Muteki, Ltd., 5.638%, 5/24/11 (144A)                                         1.30
 4.    Residential Reinsurance 2008, Ltd., 12.761%, 6/6/11 (144A)                   1.30
 5.    Atlas Reinsurance Plc, 11.77%, 1/10/11 (144A)                                1.29
 6.    Successor II, Ltd., 26.277%, 4/6/10 (144A)                                   1.27
 7.    SunGard Data Systems, Inc., New U.S. Term Loan, 2.219%--2.991%, 2/28/14      1.23
 8.    Blue Fin, Ltd., 5.557%, 4/10/12 (144A)                                       1.17
 9.    Calpine Corp., First Priority Term Loan, 4.095%, 3/29/14                     1.16
10.    Fhu-Jin, Ltd., 5.084%, 8/10/11 (144A)                                        1.15

** This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Prices and Distributions | 4/30/09

Market Value per Common Share
--------------------------------------------------------------------------------

             4/30/09         4/30/08
             $ 13.23         $ 20.47
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

             4/30/09         4/30/08
             $ 13.94         $ 22.02
--------------------------------------------------------------------------------

Distributions per Common Share: 5/1/08-4/30/09
--------------------------------------------------------------------------------

    Net
 Investment      Tax Return       Short-Term         Long-Term
   Income        of Capital      Capital Gains     Capital Gains
  $  2.469        $ 0.045            $ --              $ --
--------------------------------------------------------------------------------

            Pioneer Diversified High Income Trust | Annual Report | 4/30/09    9

Performance Update | 4/30/09

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Merrill Lynch Global High Yield and Emerging Market Plus Index and CSFB Leveraged Loan Index.

Cumulative Total Returns
(As of April 30, 2009)
---------------------------------------------------------
                           Net Asset         Market
Period                     Value ("NAV")     Price
---------------------------------------------------------
Life-of-Trust
(5/30/07)                  -24.22%           -31.32%
1 Year                     -24.69            -23.11
---------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                                          50% ML Global HY
                                         and EM Plus Index
              Pioneer Diversified        50% CSFB Leveraged
               High Income Trust             Loan Index

5/07                $10,000                    $10,000
4/08                  8,933                     10,246
4/09                  6,868                      9,281

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV") due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CSFB Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices are not leveraged. You cannot invest directly in an index.

10    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Schedule of Investments | 4/30/09


Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                              Value
                                    ASSET BACKED SECURITIES -- 3.3% of Net Assets
                                    CONSUMER SERVICES -- 0.3%
                                    Restaurants -- 0.3%
      500,000             BB/Ba3    DB Master Finance LLC, 8.285%, 6/20/31 (144A)            $    316,745
                                                                                             ------------
                                    Total Consumer Services                                  $    316,745
---------------------------------------------------------------------------------------------------------
                                    BANKS -- 3.0%
                                    Thrifts & Mortgage Finance -- 3.0%
      246,741(a)         AA+/Aa1    Ace Securities Corp., 1.038%, 12/25/34                   $    125,531
    1,058,010(a)         AAA/Aaa    Bayview Financial Acquisition Trust, 0.825%, 8/28/44          930,422
    1,652,270(a)         AAA/Aaa    Bayview Financial Acquisition Trust, 1.065%, 5/28/44        1,012,067
      200,000(a)        AAA/Baa3    Carrington Mortgage Loan Trust, 0.538%, 10/25/36              126,369
      699,000(a)          AAA/B3    Carrington Mortgage Loan Trust, 0.638%, 2/25/37               421,191
      185,225(a)         AAA/Ba2    Countrywide Asset-Backed Certificates,
                                    0.618%, 7/25/36                                               126,853
       88,482(a)          AAA/B1    First Franklin Mortgage Loan Asset-Backed Certificates,
                                    0.628%, 3/25/36                                                47,567
      250,000(a)         AAA/Ba2    GSAMP Trust, 0.568%, 1/25/37                                  160,884
      175,070(a)            A/A2    GSAMP Trust, 0.868%, 3/25/35                                  158,989
      760,881(a)        AAA/Caa2    Lehman XS Trust, 0.788%, 12/25/35                             149,033
      172,549(a)          AAA/B2    Residential Asset Mortgage Products, Inc.,
                                    0.638%, 3/25/36                                               110,983
                                                                                             ------------
                                    Total Banks                                              $  3,369,889
---------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $5,041,877)                                        $  3,686,634
---------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
                                    of Net Assets
                                    BANKS -- 1.9%
                                    Thrifts & Mortgage Finance -- 1.9%
      500,000(a)         AAA/Aaa    Adjustable Rate Mortgage Trust, 0.828%, 6/25/35          $    194,013
      285,722(a)          AAA/B3    Countrywide Home Loans, 0.788%, 3/25/35                        86,621
      666,569(a)          AAA/Ca    Downey Savings and Loan Association Mortgage Loan
                                    Trust, 0.817%, 10/19/45                                       273,972
      458,266(a)          AAA/Ca    Downey Savings and Loan Association Mortgage Loan
                                    Trust, 0.867%, 10/19/45                                        64,157
    1,361,643(a)         AAA/Aa2    Impac CMB Trust, 1.198%, 1/25/35                              672,329
      292,994(a)          A/Caa2    Impac Secured Assets CMN Owner Trust,
                                    0.528%, 11/25/36                                              170,683
      777,924(a)            B/Ca    Luminent Mortgage Trust, 0.698%, 7/25/36                      104,933
      464,619(a)         AAA/Aa1    WaMu Mortgage Pass-Through Certificates,
                                    0.668%, 4/25/45                                               224,101
    1,545,355(a)        AAA/Baa1    WaMu Mortgage Pass-Through Certificates,
                                    0.918%, 7/25/45                                               349,563
                                                                                             ------------
                                    Total Banks                                              $  2,140,372
---------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $4,130,686)                                        $  2,140,372
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    11

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                         Value
                                             CORPORATE BONDS & NOTES -- 76.6% of Net Assets
                                             ENERGY -- 4.9%
                                             Oil & Gas Drilling -- 0.1%
     NOK 1,500,000                 NR/NR     Petrolia Drilling ASA, 12.0%, 6/20/12 (144A)       $   63,864
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 1.1%
           300,000                 NR/NR     Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)            $   60,000
         1,120,000                  B/NR     Oceanografia SA de CV, 11.25%, 7/15/15 (144A)         504,000
           700,000(a)              NR/NR     Sevan Marine ASA, 5.525%, 5/14/13 (144A)              385,000
     NOK 3,000,000(a)              NR/NR     Sevan Marine ASA, 8.31%, 10/24/12 (144A)              237,210
           300,000                 NR/NR     Skeie Drilling & Production ASA, 11.25%,
                                             3/8/13 (144A)                                          60,000
                                                                                                ----------
                                                                                                $1,246,210
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 3.2%
           125,000                BB/Ba3     Chesapeake Energy Corp., 9.5%, 2/15/15             $  126,250
           500,000             CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11            370,000
           970,000                BB-/B3     Hilcorp Energy I L.P./Hilcorp Finance Co., 9.0%,
                                             6/1/16 (144A)                                         829,350
     NOK 3,500,000                 NR/NR     Norwegian Energy Co. AS, 11.0%, 7/13/10 (144A)        425,762
     NOK 2,000,000                 NR/NR     PA Resources AB, 8.75%, 3/10/10                       258,498
           530,000                B/Caa2     Parallel Petroleum Corp., 10.25%, 8/1/14              341,850
           225,000               B-/Caa1     PetroQuest Energy, Inc., 10.375%, 5/15/12             162,000
           240,000               CCC+/B3     Quicksilver Resources, Inc., 7.125%, 4/1/16           150,000
           250,000(a)              B-/B3     SandRidge Energy, Inc., 4.833%, 4/1/14                181,333
           335,000                 B-/B3     SandRidge Energy, Inc., 8.0%, 6/1/18 (144A)           293,125
           670,000(b)              B-/B3     SandRidge Energy, Inc., 8.625%, 4/1/15                539,350
                                                                                                ----------
                                                                                                $3,677,518
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.1%
           755,000(c)               D/NR     Aventine Renewable Energy Holdings, Inc.,
                                             10.0%, 4/1/17                                      $  151,000
           460,000(c)              NR/NR     VeraSun Energy Corp., 9.375%, 6/1/17                   25,300
                                                                                                ----------
                                                                                                $  176,300
----------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.4%
           505,000                BB-/B2     Massey Energy Co., 6.875%, 12/15/13                $  430,512
                                                                                                ----------
                                             Total Energy                                       $5,594,404
----------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 7.1%
                                             Commodity Chemicals -- 0.3%
           195,000(c)                D/C     ARCO Chemical Co., 9.8%, 2/1/20                    $   44,850
         1,530,000(c)(m)             C/C     Georgia Gulf Corp., 10.75%, 10/15/16                  137,700
           650,000(c)                C/C     Montell Finance Co. BV, 8.1%, 3/15/27 (144A)          234,000
                                                                                                ----------
                                                                                                $  416,550
----------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.2%
    EURO 1,275,000                 CC/Ca     Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)   $  282,992
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                             Value
                                              Specialty Chemicals -- 0.1%
     EURO   200,000             CCC-/Caa2     Kronos International, Inc., 6.5%, 4/15/13              $     87,457
-----------------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.6%
            500,000                  B/B2     AGY Holding Corp., 11.0%, 11/15/14                     $    315,000
            300,000(a)(d)          CCC/NR     C8 Capital SPV, Ltd., 6.64% (144A)                          134,613
            500,000               CCC+/B3     U.S. Concrete, Inc., 8.375%, 4/1/14                         237,500
                                                                                                     ------------
                                                                                                     $    687,113
-----------------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 1.3%
          1,145,000                 B-/B3     AEP Industries, Inc., 7.875%, 3/15/13                  $    790,050
     EURO   625,000                 B-/B3     Impress Holdings BV, 9.25%, 9/15/14 (144A)                  695,678
                                                                                                     ------------
                                                                                                     $  1,485,728
-----------------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 1.3%
            700,000             CCC+/Caa1     Graham Packaging Co., Inc., 9.875%, 10/15/14           $    566,125
            500,000                 B-/B3     Graphic Packaging International, Inc., 9.5%, 8/15/13        451,250
            750,000                  B/NR     U.S. Corrugated, Inc., 10.0%, 6/1/13                        450,000
                                                                                                     ------------
                                                                                                     $  1,467,375
-----------------------------------------------------------------------------------------------------------------
                                              Aluminum -- 0.6%
            600,000(c)                D/C     Asia Aluminum Holdings, Ltd., 8.0%,
                                              12/23/11 (144A)                                        $     72,000
            300,000               CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15 (144A)                    174,000
          1,200,000(a)(b)          D/Caa2     Noranda Aluminum Acquisition Corp.,
                                              6.595%, 5/15/15                                             420,000
                                                                                                     ------------
                                                                                                     $    666,000
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.8%
            320,000                 NR/NR     Blaze Recycling & Metals LLC, 10.875%,
                                              7/15/12 (144A)                                         $    179,200
            195,000                 B+/B1     FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)              170,625
            750,000                BB/Ba2     Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                 547,500
                                                                                                     ------------
                                                                                                     $    897,325
-----------------------------------------------------------------------------------------------------------------
                                              Steel -- 1.1%
          1,245,000               B-/Caa2     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)       $    498,000
            250,000                BB-/B1     Evraz Group SA, 9.5%, 4/24/18 (144A)                        154,375
            920,000(a)             B/Caa1     Ryerson, Inc., 12.0%, 11/1/15                               556,600
     EURO    50,000              CCC/Caa3     Zlomrex International Finance SA, 8.5%,
                                              2/1/14 (144A)                                                11,926
                                                                                                     ------------
                                                                                                     $  1,220,901
-----------------------------------------------------------------------------------------------------------------
                                              Forest Products -- 0.4%
             46,490(m)            B-/Caa3     Ainsworth Lumber Co., Ltd., 11.0%, 7/29/15 (144A)      $     11,768
            500,000(e)            CC/Caa1     Mandra Forestry Holdings, Ltd., 12.0%,
                                              5/15/13 (144A)                                              175,000
            250,000                BB/Ba2     Sino-Forest Corp., 9.125%, 8/17/11                          235,000
                                                                                                     ------------
                                                                                                     $    421,768
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    13

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                              Value
                                          Paper Products -- 0.4%
        600,000                 B-/B3     Exopack Holding Corp., 11.25%, 2/1/14                   $    420,000
                                                                                                  ------------
                                          Total Materials                                         $  8,053,209
--------------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 4.7%
                                          Aerospace & Defense -- 0.7%
        750,000                 B-/NR     Aeroflex. Inc., 11.75%, 2/15/15                         $    450,000
        405,000                BB/Ba3     DigitalGlobe, Inc., 10.5%, 5/1/14 (144A)                     403,988
                                                                                                  ------------
                                                                                                  $    853,988
--------------------------------------------------------------------------------------------------------------
                                          Construction & Engineering -- 0.6%
        350,000               BB-/Ba3     Dycom Industries, Inc., 8.125%, 10/15/15                $    297,500
        500,000                  B/B2     Esco Corp., 8.625%, 12/15/13 (144A)                          405,000
                                                                                                  ------------
                                                                                                  $    702,500
--------------------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.6%
        671,898(b)(f)         CCC-/NR     American Achievement Group Holding Corp.,
                                          16.75%, 10/1/12                                         $    118,436
        500,000                 B-/NR     Cia Latinoamericana de Infraestructura & Servicios SA,
                                          9.75%, 5/10/12                                               160,000
        500,000(c)               D/NR     Indalex Holding Corp., 11.5%, 2/1/14                          30,000
        740,000               CCC+/B3     Park-Ohio Industries, Inc., 8.375%, 11/15/14                 327,450
                                                                                                  ------------
                                                                                                  $    635,886
--------------------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 1.3%
        720,000                BB-/B1     American Railcar Industries, Inc., 7.5%, 3/1/14         $    561,600
        770,000             CCC+/Caa3     Commercial Vehicle Group, Inc., 8.0%, 7/1/13                 238,700
        950,000              CCC/Caa1     Greenbrier Companies, Inc., 8.375%, 5/15/15                  418,000
        400,000               B-/Caa1     Titan International, Inc., 8.0%, 1/15/12                     320,000
                                                                                                  ------------
                                                                                                  $  1,538,300
--------------------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.9%
      1,220,000                 B-/NR     Industrias Metalurgicas Pescarmona SA, 11.25%,
                                          10/22/14 (144A)                                         $    463,600
        875,000                B/Caa1     Mueller Water Products, Inc., 7.375%, 6/1/17                 516,250
                                                                                                  ------------
                                                                                                  $    979,850
--------------------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.6%
        500,000                 B-/B3     Intcomex, Inc., 11.75%, 1/15/11                         $    175,000
        500,000              CCC/Caa1     KAR Holdings, Inc., 10.0%, 5/1/15                            290,000
        300,000                  B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17                     228,750
                                                                                                  ------------
                                                                                                  $    693,750
                                                                                                  ------------
                                          Total Capital Goods                                     $  5,404,274
--------------------------------------------------------------------------------------------------------------
                                          COMMERCIAL & PROFESSIONAL SERVICES -- 0.4%
                                          Commercial Printing -- 0.1%
        250,000                 B+/B2     Sheridan Group, Inc., 10.25%, 8/15/11                   $    155,000
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                          Value
                                              Environmental & Facilities Services -- 0.1%
            700,000(c)(m)            D/NR     Aleris International, Inc., 10.0%, 12/15/16         $     14,000
     EURO   107,128                B/Caa1     New Reclamation Group Pty., Ltd., 8.125%,
                                              2/1/13 (144A)                                             58,201
                                                                                                  ------------
                                                                                                  $     72,201
--------------------------------------------------------------------------------------------------------------
                                              Diversified Support Services -- 0.2%
                400(g)              NR/B3     MSX International, Ltd., UK, 12.5%, 4/1/12 (144A)   $     80,000
            125,000                BB-/B2     United Rentals North America, Inc., 6.5%, 2/15/12        111,875
                                                                                                  ------------
                                                                                                  $    191,875
                                                                                                  ------------
                                              Total Commercial & Professional Services            $    419,076
--------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.5%
                                              Air Freight & Logistics -- 0.3%
            775,000             CCC+/Caa2     CEVA Group Plc, 10.0%, 9/1/14 (144A)                $    383,625
--------------------------------------------------------------------------------------------------------------
                                              Railroads -- 0.2%
            240,000                 B+/B2     Kansas City Southern de Mexico, 7.625%, 12/1/13     $    196,800
                                                                                                  ------------
                                              Total Transportation                                $    580,425
--------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 1.2%
                                              Auto Parts & Equipment -- 1.2%
            980,000             CCC+/Caa2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)   $    588,000
          1,140,000              CCC/Caa2     Lear Corp., 8.75%, 12/1/16                               176,700
            500,000(f)          CCC+/Caa2     Stanadyne Corp., 0.0%, 2/15/15                           245,000
            160,000                 B-/B3     Stanadyne Corp., 10.0%, 8/15/14                          128,000
            700,000              CCC/Caa2     Tenneco, Inc., 8.625%, 11/15/14                          210,000
                                                                                                  ------------
                                              Total Automobiles & Components                      $  1,347,700
--------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 1.1%
                                              Homebuilding -- 0.4%
            695,000                 B+/B1     Meritage Homes Corp., 6.25%, 3/15/15                $    507,350
--------------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 0.3%
            500,000             CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17            $    322,500
--------------------------------------------------------------------------------------------------------------
                                              Textiles -- 0.4%
            500,000                 B/Ba3     Invista, 9.25%, 5/1/12 (144A)                       $    453,750
                                                                                                  ------------
                                              Total Consumer Durables & Apparel                   $  1,283,600
--------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 1.9%
                                              Casinos & Gaming -- 1.9%
            500,000                 NR/NR     Buffalo Thunder Development Authority, 9.375%,
                                              12/15/14 (144A)                                     $     52,500
     EURO 1,155,000                 B+/B2     Codere Finance Luxembourg SA, 8.25%,
                                              6/15/15 (144A)                                           642,806
            395,000                  B/B3     FireKeepers Development Authority, 13.875%,
                                              5/1/15 (144A)                                            284,400

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    15

Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                           Value
                                            Casinos & Gaming -- (continued)
            550,000               CC/Ca     Fontainebleau Las Vegas Holdings LLC, 10.25%,
                                            6/15/15 (144A)                                       $     19,250
             95,000                B/B3     Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                            12/15/12 (144A)                                            74,100
            275,000            CCC/Caa1     Little Traverse Bay Bands of Odawa Indians, 10.25%,
                                            2/15/14 (144A)                                            110,000
          1,615,000               B+/B2     Mashantucket Western Pequot Tribe, 8.5%,
                                            11/15/15 (144A)                                           347,225
     EURO    50,000                B/B3     Peermont Global, Ltd., 7.75%, 4/30/14 (144A)               42,072
            750,000(c)              D/C     Station Casinos, Inc., 6.625%, 3/15/18                     30,000
            750,000(c)             D/NR     Trump Entertainment Resorts, Inc., 8.5%, 6/1/15            54,375
     EURO   405,000               NR/NR     Unibet Group Plc, 9.7%, 12/21/10                          542,032
                                                                                                 ------------
                                            Total Consumer Services                              $  2,198,760
-------------------------------------------------------------------------------------------------------------
                                            MEDIA -- 3.0%
                                            Broadcasting -- 2.6%
             40,000(c)(m)          D/NR     CCH I LLC, 11.0%, 10/1/15 (144A)                     $      3,100
            250,000(c)             D/NR     CCH II LLC, 10.25%, 9/15/10                               226,250
            840,000                B/B1     Hughes Network Systems LLC, 9.5%, 4/15/14                 785,400
            800,000(a)(b)     CCC+/Caa2     Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)              516,939
            500,000              BB-/B3     Intelsat Subsidiary Holding Co., Ltd., 8.5%,
                                            1/15/13 (144A)                                            495,000
            400,000                B/B2     Kabel Deutschland GmbH, 10.625%, 7/1/14                   408,000
            430,000             B-/Caa1     Telesat Canada, 12.5%, 11/1/17 (144A)                     356,900
          1,245,000(b)(m)      CCC/Caa2     Univision Communications, Inc., 9.75%,
                                            3/15/15 (144A)                                            202,312
                                                                                                 ------------
                                                                                                 $  2,993,901
-------------------------------------------------------------------------------------------------------------
                                            Publishing -- 0.4%
            600,000           CCC+/Caa2     TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)         $    408,000
                                                                                                 ------------
                                            Total Media                                          $  3,401,901
-------------------------------------------------------------------------------------------------------------
                                            RETAILING -- 1.0%
                                            Internet Retail -- 0.3%
            465,000             BB-/Ba3     Ticketmaster Entertainment, Inc.,
                                            10.75%, 8/1/16 (144A)                                $    317,362
-------------------------------------------------------------------------------------------------------------
                                            Apparel Retail -- 0.0%
     EURO    74,000(a)        CCC+/Caa1     Edcon Holdings Pty., Ltd., 7.15%, 6/15/15 (144A)     $     22,553
-------------------------------------------------------------------------------------------------------------
                                            Specialty Stores -- 0.7%
            800,000(m)          B-/Caa1     Sally Holdings LLC, 10.5%, 11/15/16                  $    772,000
                                                                                                 ------------
                                            Total Retailing                                      $  1,111,915
-------------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 2.5%
                                            Distillers & Vintners -- 0.0%
     EURO   330,000(c)(h)       NR/Caa2     Belvedere SA, 8.106%, 5/15/13 (144A)                 $     52,474
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                              Value
                                        Packaged Foods & Meats -- 1.3%
         490,000(c)           NR/NR     Arantes International, Ltd., 10.25%, 6/19/13 (144A)     $   19,600
         400,000             B+/Ba3     Bertin Ltda, 10.25%, 10/5/16 (144A)                        200,000
         400,000(c)            D/NR     Independencia International, Ltd., 9.875%,
                                        5/15/15 (144A)                                              52,000
         700,000              B+/B1     Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)            497,000
       1,175,000               B/NR     Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                487,625
         275,000(f)           NR/B2     SA Fabrica de Produtos Alimenticios Vigor, 9.25%,
                                        2/23/17 (144A)                                             168,094
                                                                                                ----------
                                                                                                $1,424,319
----------------------------------------------------------------------------------------------------------
                                        Tobacco -- 1.2%
       1,360,000              B+/B2     Alliance One International, Inc., 8.5%, 5/15/12         $1,210,400
         125,000              B+/B2     Alliance One International, Inc., 11.0%, 5/15/12           121,875
                                                                                                ----------
                                                                                                $1,332,275
                                                                                                ----------
                                        Total Food, Beverage & Tobacco                          $2,809,068
----------------------------------------------------------------------------------------------------------
                                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                        Household Products -- 0.2%
         205,000(m)       CCC+/Caa1     Central Garden and Pet Co., 9.125%, 2/1/13              $  177,325
                                                                                                ----------
                                        Total Household & Personal Products                     $  177,325
----------------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 4.6%
                                        Health Care Equipment & Services -- 0.5%
         750,000          CCC+/Caa3     Accellent, Inc., 10.5%, 12/1/13                         $  566,250
----------------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 1.0%
       1,265,000(b)           B-/B3     Biomet, Inc., 10.375%, 10/15/17                         $1,208,075
----------------------------------------------------------------------------------------------------------
                                        Health Care Services -- 2.5%
       1,385,000             BB-/NR     DASA Finance Corp., 8.75%, 5/29/18 (144A)               $1,163,400
         500,000              B-/B2     Rural/Metro Corp., 9.875%, 3/15/15                         422,500
         725,000(b)           B-/B3     Surgical Care Affiliates, Inc., 8.875%,
                                        7/15/15 (144A)                                             493,000
       1,170,000          CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)      760,500
                                                                                                ----------
                                                                                                $2,839,400
----------------------------------------------------------------------------------------------------------
                                        Managed Health Care Facilities -- 0.2%
         225,000             BB/Ba3     HCA, Inc., 8.5%, 4/15/19 (144A)                         $  226,406
----------------------------------------------------------------------------------------------------------
                                        Managed Health Care -- 0.4%
         500,000            B-/Caa1     Multiplan, Inc., 10.375%, 4/15/16 (144A)                $  440,000
                                                                                                ----------
                                        Total Health Care Equipment & Services                  $5,280,131
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    17

Principal                      S&P/Moody's
Amount                         Ratings
USD ($)                        (unaudited)                                                          Value
                                                PHARMACEUTICALS & BIOTECHNOLOGY &
                                                LIFE SCIENCES -- 0.4%
                                                Pharmaceuticals -- 0.4%
           260,000                      C/C     Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14      $    100,750
           250,000                     B/B2     Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)         210,000
           200,000                CCC+/Caa1     Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)         164,000
                                                                                                    ------------
                                                Total Pharmaceuticals & Biotechnology &
                                                Life Sciences                                       $    474,750
----------------------------------------------------------------------------------------------------------------
                                                BANKS -- 1.6%
                                                Diversified Banks -- 0.9%
           250,000                   NR/Ba1     ATF Capital BV, 9.25%, 2/21/14 (144A)               $    125,000
           500,000(a)                 NR/B2     Banco Macro SA, 9.75%, 12/18/36                          180,000
           700,000(a)                NR/Ba1     Banco Macro SA, 10.75%, 6/7/12                           238,000
           200,000                    B+/Ca     JSC TemirBank, 9.5%, 5/21/14 (144A)                       40,000
           550,000                   B+/Ba3     Russian Standard Finance SA, 7.5%, 10/7/10 (144A)        363,000
           500,000                    D/Ca      TuranAlem Finance BV, 8.5%, 2/10/15 (144A)               100,000
                                                                                                    ------------
                                                                                                    $  1,046,000
----------------------------------------------------------------------------------------------------------------
                                                Regional Banks -- 0.7%
           600,000(a)(d)             BBB/A3     PNC Financial Services Group, Inc., 8.25%           $    359,484
           500,000(a)(d)(m)            A/B2     Wells Fargo Capital XV, 9.75%                            425,000
                                                                                                    ------------
                                                                                                    $    784,484
                                                                                                    ------------
                                                Total Banks                                         $  1,830,484
----------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 1.7%
                                                Other Diversified Financial Services -- 0.4%
           400,000(a)                 BB/NR     Ibis Re, Ltd., 11.257%, 5/10/12 (144A)              $    400,000
----------------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 0.8%
           750,000                  B-/Caa1     ACE Cash Express, Inc., 10.25%, 10/1/14 (144A)      $    262,500
           425,000(a)               CCC+/B3     NCO Group, Inc., 6.113%, 11/15/13                        257,125
           900,000                CCC+/Caa1     NCO Group, Inc., 11.875%, 11/15/14                       423,000
                                                                                                    ------------
                                                                                                    $    942,625
----------------------------------------------------------------------------------------------------------------
                                                Asset Management & Custody Banks -- 0.3%
           500,000                 BB+/Baa3     Janus Capital Group, Inc., 6.95%, 6/15/17           $    324,249
----------------------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 0.2%
           450,000(a)(d)             BBB/A3     Goldman Sachs Capital II, 5.793%                    $    222,566
                                                                                                    ------------
                                                Total Diversified Financials                        $  1,889,440
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                           Value
                                             INSURANCE -- 27.9%
                                             Insurance Brokers -- 1.1%
           250,000              CCC/Caa1     Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)       $    172,500
         1,050,000             CCC+/Caa1     HUB International Holdings, Inc., 10.25%,
                                             6/15/15 (144A)                                            588,000
           500,000(a)             CCC/B3     USI Holdings Corp., 5.113%, 11/15/14 (144A)               240,000
           500,000              CCC/Caa1     USI Holdings Corp., 9.75%, 5/15/15 (144A)                 240,000
                                                                                                  ------------
                                                                                                  $  1,240,500
--------------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.8%
         1,000,000(a)            NR/Baa3     Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)     $    368,124
         1,000,000(a)            BB/Baa3     Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)        550,000
            65,000                 B+/NR     Sul America Participacoes SA, 8.625%,
                                             2/15/12 (144A)                                             63,700
                                                                                                  ------------
                                                                                                  $    981,824
--------------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 26.0%
         1,500,000(a)             BB+/NR     AKIBARE, 4.201%, 5/22/12 (144A)                      $  1,418,700
         1,000,000(a)             BB+/NR     AKIBARE, 4.401%, 5/22/12 (144A)                           945,400
    EURO 1,500,000(a)              B-/NR     Atlas Reinsurance Plc, 11.77%, 1/10/11 (144A)           1,868,391
         2,000,000(a)             BB+/NR     Blue Fin, Ltd., 5.557%, 4/10/12 (144A)                  1,688,000
         1,000,000(a)             BB+/NR     Caelus Re, Ltd., 7.511%, 6/7/11 (144A)                    932,500
         2,000,000(a)              BB/NR     Calabash Re, Ltd., 9.749%, 6/1/09 (144A)                1,999,000
         1,000,000(a)              BB/NR     Calabash Re II, Ltd., 9.72%, 1/8/10 (144A)                959,500
         1,500,000(a)             BB-/NR     Calabash Re II, Ltd., 10.92%, 1/8/10 (144A)             1,485,900
         1,000,000(a)               B/NR     Carillon, Ltd., 16.57%, 1/10/11 (144A)                    919,000
         1,500,000(a)             BB+/NR     East Lane Re, Ltd., 8.17%, 5/6/11 (144A)                1,402,350
         1,750,000(a)             BB+/NR     Fhu-Jin, Ltd., 5.084%, 8/10/11 (144A)                   1,665,125
         1,000,000(a)              NR/B1     GlobeCat, Ltd., 7.192%, 1/2/13 (144A)                     925,100
           350,000(a)              NR/B3     GlobeCat, Ltd., 10.442%, 1/2/13 (144A)                    321,195
    EURO 1,500,000(a)             BB+/NR     Green Valley, Ltd., 5.045%, 1/10/11 (144A)              1,892,243
           820,000(a)(m)       BBB-/Caa2     MBIA Insurance Corp., 14.0%, 1/15/33 (144A)               311,600
         2,000,000(a)             NR/Ba2     Muteki, Ltd., 5.638%, 5/24/11 (144A)                    1,879,600
           250,000(a)              BB/NR     Mystic Re, Ltd., 13.326%, 3/20/12 (144A)                  249,875
         1,000,000(a)              NR/B1     Nelson Re, Ltd., 5.738%, 6/6/11 (144A)                    942,700
         1,000,000(a)             BB+/NR     Newton Re, Ltd., 5.873%, 12/24/10 (144A)                  989,000
         1,000,000(a)              BB/NR     Newton Re, Ltd., 8.173%, 12/24/10 (144A)                  941,000
         1,500,000(a)              B+/NR     Residential Reinsurance 2006, Ltd., 11.261%,
                                             6/5/09 (144A)                                           1,497,000
         2,000,000(a)               B/NR     Residential Reinsurance 2008, Ltd., 12.761%,
                                             6/6/11 (144A)                                           1,872,200
           440,000(a)              NR/NR     Successor II, Ltd., 18.027%, 4/6/10 (144A)                413,248

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    19

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                           Value
                                             Reinsurance -- (continued)
         2,000,000(a)              NR/NR     Successor II, Ltd., 26.277%, 4/6/10 (144A)           $  1,837,400
           500,000(a)(c)            D/NR     Willow Re, Ltd., 6.295%, 6/16/10 (144A)                   215,000
                                                                                                  ------------
                                                                                                  $ 29,571,027
                                                                                                  ------------
                                             Total Insurance                                      $ 31,793,351
--------------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.2%
                                             Real Estate Operating Companies -- 0.2%
           100,000(a)              B-/NR     Alto Palermo SA, 11.0%, 6/11/12 (144A)               $     50,500
           410,000(m)              B-/NR     IRSA Inversiones y Representaciones SA, 8.5%,
                                             2/2/17 (144A)                                             209,100
                                                                                                  ------------
                                             Total Real Estate                                    $    259,600
--------------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 2.3%
                                             IT Consulting & Other Services -- 0.2%
           405,000             CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16               $    264,263
--------------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services -- 0.9%
         1,465,000(m)              B-/B3     First Data Corp., 9.875%, 9/24/15                    $  1,012,681
--------------------------------------------------------------------------------------------------------------
                                             Application Software -- 0.9%
         1,390,000               B-/Caa1     Vangent, Inc., 9.625%, 2/15/15                       $    979,950
--------------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.3%
         1,110,000                 NR/NR     Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)       $    399,600
                                                                                                  ------------
                                             Total Software & Services                            $  2,656,494
--------------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                             Computer Storage & Peripherals -- 0.4%
           430,000               BB+/Ba1     Seagate Technology International, 10.0%,
                                             5/1/14 (144A)                                        $    423,550
--------------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.2%
           250,000                  B/B1     Da-Lite Screen Co., Inc., 9.5%, 5/15/11              $    225,000
--------------------------------------------------------------------------------------------------------------
                                             Electronic Manufacturing Services -- 0.0%
            70,000(m)             CCC/B3     Sanmina-SCI Corp., 6.75%, 3/1/13                     $     39,550
                                                                                                  ------------
                                             Total Technology Hardware & Equipment                $    688,100
--------------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 5.8%
                                             Integrated Telecommunication Services -- 3.6%
           910,000               CCC+/B3     Broadview Networks Holdings, Inc., 11.375%, 9/1/12   $    586,950
         1,200,000                 B-/B2     GC Impsat Holdings I Plc, 9.875%, 2/15/17 (144A)          918,000
         1,250,000                  B/B3     GCI, Inc., 7.25%, 2/15/14                               1,150,000
         1,010,000(m)          CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                       757,500
           142,000               NR/Baa3     Tele Norte Leste Participacoes SA, 8.0%, 12/18/13         145,195
           500,000                BB/Ba3     Windstream Corp., 8.625%, 8/1/16                          497,500
                                                                                                  ------------
                                                                                                  $  4,055,145
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                                       Value
                                          Wireless Telecommunication Services -- 2.2%
           380,000           CCC/Caa2     Cell C Property, Ltd., 11.0%, 7/1/15 (144A)                      $    325,850
           500,000              B-/B3     Cricket Communications, Inc., 9.375%, 11/1/14                         495,000
           400,000              NR/B1     Digicel, Ltd., 9.25%, 9/1/12 (144A)                                   376,000
    EURO   500,000(a)        CCC/Caa3     Hellas Telecommunications Luxembourg II, 7.435%,
                                          1/15/15 (144A)                                                        142,448
           540,000(m)         BB+/Ba2     OJSC Vimpel Communications, 9.125%,
                                          4/30/18 (144A)                                                        384,750
         1,330,000              B-/B2     True Move Co., Ltd., 10.375%, 8/1/14 (144A)                           771,400
                                                                                                           ------------
                                                                                                           $  2,495,448
                                                                                                           ------------
                                          Total Telecommunication Services                                 $  6,550,593
-----------------------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 3.0%
                                          Electric Utilities -- 1.4%
           750,000              B-/NR     Cia de Transporte de Energia Electrica de Alta Tension
                                          SA, 8.875%, 12/15/16 (144A)                                      $    330,000
           250,000              NR/NR     Mirant JPSCo. Finance, Ltd., 11.0%, 7/6/16 (144A)                     247,500
           930,000(d)         NR/Caa3     Rede Empresas de Energia Eletrica SA,
                                          11.125% (144A)                                                        306,900
         1,200,000           CCC/Caa1     Texas Competitive Electric Holdings Co. LLC,
                                          10.25%, 11/1/15                                                       681,000
                                                                                                           ------------
                                                                                                           $  1,565,400
-----------------------------------------------------------------------------------------------------------------------
                                          Gas Utilities -- 1.0%
           490,000              B+/B1     Inergy, L.P., 8.25%, 3/1/16                                      $    486,325
         1,135,000              B-/B2     Transportadora de Gas del Sur SA, 7.875%,
                                          5/14/17 (144A)                                                        658,300
                                                                                                           ------------
                                                                                                           $  1,144,625
-----------------------------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.2%
           225,000            BB-/Ba2     PNM Resources, Inc., 9.25%, 5/15/15                              $    203,063
-----------------------------------------------------------------------------------------------------------------------
                                          Independent Power Producers & Energy Traders -- 0.4%
           500,000            BB-/Ba3     Intergen NV, 9.0%, 6/30/17 (144A)                                $    475,000
                                                                                                           ------------
                                          Total Utilities                                                  $  3,388,088
-----------------------------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS & NOTES
                                          (Cost $129,924,152)                                              $ 87,192,688
-----------------------------------------------------------------------------------------------------------------------
                                          CONVERTIBLE BONDS & NOTES -- 2.5% of Net Assets
                                          TRANSPORTATION -- 0.4%
                                          Marine -- 0.4%
           990,000            B-/Caa1     Horizon Lines, Inc., 4.25%, 8/15/12                              $    511,087
                                                                                                           ------------
                                          Total Transportation                                             $    511,087
-----------------------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                          Health Care Services -- 0.9%
         1,550,000              B+/B3     Omnicare, Inc., 3.25%, 12/15/35                                  $  1,061,750
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    21

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                            Value
                                          Health Care Facilities -- 0.4%
        120,000                  B/B1     LifePoint Hospitals, Inc., 3.25%, 8/15/25             $     98,700
        405,000                  B/NR     LifePoint Hospitals, Inc., 3.5%, 5/15/14                   324,506
                                                                                                ------------
                                                                                                $    423,206
                                                                                                ------------
                                          Total Health Care Equipment & Services                $  1,484,956
------------------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                          Communications Equipment -- 0.2%
        850,000(c)(m)            D/NR     Nortel Networks Corp., 2.125%, 4/15/14                $    195,500
                                                                                                ------------
                                          Total Technology Hardware & Equipment                 $    195,500
------------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.6%
                                          Wireless Telecommunication Services -- 0.6%
        900,000                 NR/NR     NII Holdings, Inc., 3.125%, 6/15/12                   $    657,000
                                                                                                ------------
                                          Total Telecommunication Services                      $    657,000
------------------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE BONDS & NOTES
                                          (Cost $3,679,240)                                     $  2,848,543
------------------------------------------------------------------------------------------------------------
                                          FLOATING RATE LOAN INTERESTS -- 41.7% of Net Assets (i)
                                          ENERGY -- 0.5%
                                          Integrated Oil & Gas -- 0.3%
        338,300              BBB-/Ba2     Hudson Products Holdings, Inc., Term Loan,
                                          8.0%, 8/24/15                                         $    290,938
------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.2%
        395,588                  B/B3     Venoco, Inc., Second Lien Term Loan, 5.25%, 5/8/14    $    261,088
                                                                                                ------------
                                          Total Energy                                          $    552,026
------------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 4.7%
                                          Diversified Chemicals -- 0.7%
        989,899               BB+/Ba1     Huntsman International LLC, New Dollar Term Loan B,
                                          2.178%, 4/21/14                                       $    821,616
------------------------------------------------------------------------------------------------------------
                                          Paper Packaging -- 0.9%
        585,088                 B+/B1     Graham Packaging Co., L.P., New Term Loan,
                                          2.687% - 2.812%, 10/7/11                              $    529,830
        492,613                 B-/B3     Graphic Packaging International, Inc., Incremental
                                          Term Loan, 3.21% - 3.958%, 5/16/14                         454,846
                                                                                                ------------
                                                                                                $    984,676
------------------------------------------------------------------------------------------------------------
                                          Steel -- 1.3%
      1,300,999                BB-/B3     Essar Steel Algoma, Inc., Term Loan, 2.93%, 6/20/13   $    754,580
      1,300,155                 NR/B1     Niagara Corp., Term Loan, 5.428% - 7.25%, 6/29/14          731,337
                                                                                                ------------
                                                                                                $  1,485,917
------------------------------------------------------------------------------------------------------------
                                          Forest Products -- 0.7%
      1,500,000                NR/Ba3     Ainsworth Lumber Co., Ltd., Term Loan,
                                          5.438%, 6/26/14                                       $    862,500
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                            Value
                                   Paper Products -- 1.1%
    1,318,355           BB+/NR     Georgia-Pacific LLC, Term Loan B,
                                   2.428% - 3.293%, 12/20/12                             $  1,233,075
                                                                                         ------------
                                   Total Materials                                       $  5,387,784
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 2.8%
                                   Aerospace & Defense -- 1.4%
      738,482            B+/NR     Aeroflex, Inc., Tranche B-2 Term Loan,
                                   4.25% - 5.0%, 8/15/14                                 $    494,783
      500,231           BB-/B1     DAE Aviation Holdings, Inc., Tranche B-1 Term Loan,
                                   4.18% - 4.79%, 7/31/14                                     295,137
      494,924          BB+/Ba3     Spirit Aerosystems, Inc., Term Loan B-1,
                                   2.89%, 9/30/13                                             455,330
      491,878           BB-/B1     Standard Aero, Ltd., Tranche B-2 Term Loan,
                                   4.6% - 4.79%, 7/31/14                                      290,208
                                                                                         ------------
                                                                                         $  1,535,458
-----------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 0.9%
    1,158,000           BB/Ba3     Goodman Global, Inc., Term Loan, 6.5%, 2/13/14        $  1,021,356
-----------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery & Heavy Trucks -- 0.5%
    1,000,000          BB-/Ba3     Accuride Corp., Term Loan, 8.0%, 1/31/12              $    611,875
                                                                                         ------------
                                   Total Capital Goods                                   $  3,168,689
-----------------------------------------------------------------------------------------------------
                                   COMMERCIAL & PROFESSIONAL SERVICES -- 1.8%
                                   Diversified Commercial & Professional Services -- 1.1%
      724,738           BB+/B1     Asset Acceptance Capital Corp., Tranche B Term Loan,
                                   2.94% - 4.5%, 6/12/13                                 $    605,156
    1,000,000           BB-/B2     Rental Service Corp., Second Lien Initial Term Loan,
                                   3.93% - 4.67%, 11/30/13                                    650,000
                                                                                         ------------
                                                                                         $  1,255,156
-----------------------------------------------------------------------------------------------------
                                   Environmental & Facilities Services -- 0.7%
    1,228,125          BB-/Ba3     Synagro Technologies, Inc., First Lien Term Loan,
                                   2.43% - 2.57%, 4/2/14                                 $    826,937
                                                                                         ------------
                                   Total Commercial & Professional Services              $  2,082,093
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.8%
                                   Air Freight & Logistics -- 0.8%
      439,482           NR/Ba2     Ceva Group Plc, Pre-Funded LC Loan,
                                   3.10%, 11/4/13                                        $    223,037
    1,316,508           NR/Ba2     Ceva Group Plc, U.S. Term Loan, 3.428%, 11/4/13            668,128
                                                                                         ------------
                                   Total Transportation                                  $    891,165
-----------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.8%
                                   Tires & Rubber -- 0.8%
    1,000,000           BB/Ba1     Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                   2.19%, 4/30/14                                        $    840,179
                                                                                         ------------
                                   Total Automobiles & Components                        $    840,179
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    23

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
                                        CONSUMER DURABLES & APPAREL -- 1.1%
                                        Homebuilding -- 0.0%
    1,750,000(c)(h)          BB/Ba3     LandSource Communities Development LLC, Second
                                        Lien Facility Term Loan, 8.75%, 2/27/14             $     28,801
--------------------------------------------------------------------------------------------------------
                                        Housewares & Specialties -- 0.7%
      876,651               BB-/Ba3     Yankee Candle Company, Inc., Term Loan,
                                        2.44% - 3.22%, 2/6/14                               $    734,743
--------------------------------------------------------------------------------------------------------
                                        Apparel, Accessories & Luxury Goods -- 0.4%
      441,192               BB-/Ba2     Hanesbrands, Inc., Term Loan B,
                                        5.198% - 5.842%, 9/5/13                             $    432,276
                                                                                            ------------
                                        Total Consumer Durables & Apparel                   $  1,195,820
--------------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 0.4%
                                        Casinos & Gaming -- 0.4%
      500,000                 B+/B1     Fontainebleau Las Vegas LLC, Delayed Draw Term
                                        Loan, 3.685%, 6/6/14                                $     82,500
    1,000,000                  B/NR     Fontainebleau Las Vegas LLC, Initial Term Loan,
                                        4.527%, 6/6/14                                           165,000
    1,000,000              BB-/Caa1     Gateway Casinos & Entertainment, Inc., Second Lien
                                        Term Loan, 6.708%, 3/31/15                               185,000
                                                                                            ------------
                                        Total Consumer Services                             $    432,500
--------------------------------------------------------------------------------------------------------
                                        MEDIA -- 2.4%
                                        Broadcasting -- 1.2%
    1,000,000                B+/Ba3     Insight Midwest Holdings LLC, Term Loan B,
                                        2.5%, 4/7/14                                        $    918,750
      675,000                 B/Ba3     Univision Communications, Inc., Initial Term Loan,
                                        2.677%, 9/29/14                                          415,294
                                                                                            ------------
                                                                                            $  1,334,044
--------------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 0.1%
      158,115                 B-/B3     Knology, Inc., Term Loan, 2.751%, 6/30/12           $    136,967
--------------------------------------------------------------------------------------------------------
                                        Movies & Entertainment -- 0.6%
      927,880                 B+/B1     Lodgenet Entertainment Corp., Closing Date Term
                                        Loan, 2.43% -- 3.22%, 4/4/14                        $    652,609
--------------------------------------------------------------------------------------------------------
                                        Publishing -- 0.5%
      921,589               BB-/Ba1     RH Donnelley, Inc., Tranche D-1 Term Loan,
                                        6.75%, 6/30/11                                      $    617,465
                                                                                            ------------
                                        Total Media                                         $  2,741,085
--------------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 0.6%
                                        Packaged Foods & Meats -- 0.6%
      740,554                 BB/B1     Dean Foods Co., Tranche B Term Loan,
                                        1.93% - 2.72%, 4/2/14                               $    691,904
                                                                                            ------------
                                        Total Food, Beverage & Tobacco                      $    691,904
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                                Value
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
                                  Personal Products -- 0.6%
     780,228           B+/Ba3     Brickman Group Holdings, Inc., Tranche B Term Loan,
                                  2.428%, 1/23/14                                           $    681,724
                                                                                            ------------
                                  Total Household & Personal Products                       $    681,724
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 6.2%
                                  Health Care Equipment & Services -- 1.4%
   1,719,221            NR/B2     Talecris Biotherapeutics Holdings Corp., First Lien Term
                                  Loan, 4.74% - 5.5%, 12/6/13                               $  1,607,472
--------------------------------------------------------------------------------------------------------
                                  Health Care Supplies -- 1.2%
      67,500           BB-/B1     Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                  3.678% - 4.47%, 4/24/15                                   $     58,674
     355,499           BB-/B1     Bausch & Lomb, Inc., Parent Term Loan,
                                  4.47%, 4/24/15                                                 309,018
     491,250            B+/B2     IM US Holdings LLC, First Lien Term Loan,
                                  2.428% - 3.232%, 6/26/14                                       453,915
     600,000            B+/B2     IM US Holdings LLC, Second Lien Term Loan,
                                  4.739%, 6/26/15                                                522,000
                                                                                            ------------
                                                                                            $  1,343,607
--------------------------------------------------------------------------------------------------------
                                  Health Care Services -- 1.6%
   1,358,666          BB-/Ba3     Catalent Pharma Solutions, Inc., Dollar Term Loan,
                                  2.678%, 4/10/14                                           $    956,501
     957,177             B/B3     HealthSouth Corp., Term Loan,
                                  2.93% - 2.96%, 3/10/13                                         868,297
                                                                                            ------------
                                                                                            $  1,824,798
--------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 2.0%
      45,458            NR/NR     Community Health Systems, Inc., Delayed Draw Term
                                  Loan, 2.678%, 7/25/14                                     $     41,144
     891,053           BB/Ba3     Community Health Systems, Inc., Term Loan,
                                  2.678% - 3.506%, 7/25/14                                       806,504
     713,997            B+/B3     Hanger Orthopedic Group, Inc., Tranche B Term Loan,
                                  2.44%, 5/26/13                                                 651,522
     162,256            B+/B1     Sun Healthcare Group, Inc., Synthetic LC Loan,
                                  2.10%, 4/19/14                                                 141,298
     768,657            B+/B1     Sun Healthcare Group, Inc., Term Loan,
                                  3.099% - 3.631%, 4/19/14                                       669,372
                                                                                            ------------
                                                                                            $  2,309,840
                                                                                            ------------
                                  Total Health Care Equipment & Services                    $  7,085,717
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS & BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.8%
                                  Pharmaceuticals -- 0.6%
     727,500           BB/Ba3     Mylan, Inc., U.S. Tranche B Term Loan,
                                  3.688% - 6.75%, 10/2/14                                   $    693,348
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    25

Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                             Value
                                  Life Sciences Tools & Services -- 0.2%
     248,750        BBB-/Baa3     Life Technologies Corp., Facility Term Loan B,
                                  5.25%, 11/20/15                                        $    248,517
                                                                                         ------------
                                  Total Pharmaceuticals & Biotechnology &
                                  Life Sciences                                          $    941,865
-----------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 4.2%
                                  Diversified Financial Services -- 1.4%
     990,000           BB/Ba2     Metavante Corp., Term Loan, 2.92%, 11/1/14             $    952,875
     796,000          BB-/Ba3     SRAM LLC., Term Loan, 7.0% - 8.0%%, 9/30/14                 692,520
                                                                                         ------------
                                                                                         $  1,645,395
-----------------------------------------------------------------------------------------------------
                                  Specialized Finance -- 1.0%
     841,297           BB-/B3     Ace Cash Express, Inc., Term Loan, 4.22%, 10/5/13      $    461,662
     947,343            B-/B2     Collect Acquisition Corp., Term Loan B,
                                  7.5%, 5/15/13                                               667,877
                                                                                         ------------
                                                                                         $  1,129,539
-----------------------------------------------------------------------------------------------------
                                  Consumer Finance -- 1.2%
     990,693           BB-/NR     Dollar Financial Corp., Canadian Borrower Term Loan,
                                  3.97%, 10/30/12                                        $    777,694
     728,451           BB-/NR     Dollar Financial Corp., Delayed Draw Term Loan,
                                  3.97%, 10/30/12                                             571,834
                                                                                         ------------
                                                                                         $  1,349,528
-----------------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 0.6%
     691,250            NR/NR     MSCI, Inc., Term Loan B,
                                  2.928% - 3.756%, 11/20/14                              $    646,319
                                                                                         ------------
                                  Total Diversified Financials                           $  4,770,781
-----------------------------------------------------------------------------------------------------
                                  INSURANCE -- 3.3%
                                  Insurance Brokers -- 2.6%
   1,477,500            B-/B3     Alliant Holdings I, Inc., Term Loan, 4.232%, 8/17/14   $  1,159,837
     108,336             B/B2     HUB International, Ltd., Delay Draw Term Loan,
                                  3.72%, 6/13/14                                               84,502
     481,987             B/B3     HUB International, Ltd., Initial Term Loan,
                                  3.72%, 6/13/14                                              375,950
   1,965,000            B-/B2     USI Holdings Corp., Tranche B Term Loan,
                                  3.97%, 5/4/14                                             1,372,224
                                                                                         ------------
                                                                                         $  2,992,513
-----------------------------------------------------------------------------------------------------
                                  Multi-Line Insurance -- 0.7%
     787,481            B-/B2     AmWins Group, Inc., Initial Term Loan,
                                  3.76% - 3.79%, 6/8/13                                  $    474,457
   1,000,000            B-/B2     AmWins Group, Inc., Second Lien Initial Term Loan,
                                  6.79%, 6/9/14                                               255,000
                                                                                         ------------
                                                                                         $    729,457
                                                                                         ------------
                                  Total Insurance                                        $  3,721,970
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                           Value
                                   SOFTWARE & SERVICES -- 3.4%
                                   IT Consulting & Other Services -- 1.5%
    1,959,900           B+/Ba3     SunGard Data Systems, Inc., New U.S.Term Loan,
                                   2.219% - 2.991%, 2/28/14                             $  1,769,082
----------------------------------------------------------------------------------------------------
                                   Application Software -- 0.8%
      987,277             B/B1     Nuance Communications, Inc., Term Loan,
                                   2.43%, 3/31/13                                       $    896,777
----------------------------------------------------------------------------------------------------
                                   Systems Software -- 1.1%
    1,439,788           BB-/B3     Vangent, Inc., Term Loan, 3.5%, 2/14/13              $  1,216,620
                                                                                        ------------
                                   Total Software & Services                            $  3,882,479
----------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                                   Electronic Equipment & Instruments -- 1.2%
    1,258,775           BB/Ba2     H3C Holdings, Ltd., Tranche B Term Loan,
                                   4.794%, 9/28/12                                      $    981,844
      488,773             B/B3     Scitor Corp., Term Loan, 4.68%, 9/26/14                   432,564
                                                                                        ------------
                                   Total Technology Hardware & Equipment                $  1,414,408
----------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
                                   Semiconductor Equipment -- 0.5%
      975,664          BB-/Ba3     Freescale Semiconductor, Inc., Term Loan,
                                   2.259%, 11/29/13                                     $    574,728
                                                                                        ------------
                                   Total Semiconductors & Semiconductor Equipment       $    574,728
----------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 4.0%
                                   Alternative Carriers -- 0.9%
    1,191,772           B-/Ba3     PAETEC Holding Corp., Replacement Term Loan,
                                   2.927%, 2/28/13                                      $  1,026,911
----------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication Services -- 0.4%
      437,123            B+/B2     Telesat Canada, U.S. Term I Loan,
                                   3.43% -- 4.27%, 10/31/14                             $    404,430
       37,545            B+/B2     Telesat Canada, U.S. Term II Loan, 4.28%, 10/31/14         34,737
                                                                                        ------------
                                                                                        $    439,167
----------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 2.7%
      982,323            B-/B1     Cricket Communications, Inc., Term Loan B,
                                   5.75%, 6/16/13                                       $    940,697
    1,719,144             B/B1     MetroPCS Wireless, Inc., New Tranche B Term Loan,
                                   2.688% - 3.438%, 11/3/13                                1,609,938
      587,121            B+/B1     Stratos Global Corp., Facility Term Loan B,
                                   3.72%, 2/13/12                                            560,701
                                                                                        ------------
                                                                                        $  3,111,336
                                                                                        ------------
                                   Total Telecommunication Services                     $  4,577,414
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    27

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                               Value
                                          UTILITIES -- 1.6%
                                          Independent Power Producers & Energy Traders -- 1.6%
      1,960,188                 NR/NR     Calpine Corp., First Priority Term Loan,
                                          4.095%, 3/29/14                                          $  1,676,574
        184,378                  B/B2     Mach Gen LLC, First Lien Synthetic LC Loan,
                                          0.982%, 2/22/13                                               156,414
                                                                                                   ------------
                                          Total Utilities                                          $  1,832,988
---------------------------------------------------------------------------------------------------------------
                                          TOTAL FLOATING RATE LOAN INTERESTS
                                          (Cost $62,889,218)                                       $ 47,467,319
---------------------------------------------------------------------------------------------------------------
                                          FIXED RATE LOAN INTERESTS -- 0.5% of Net Assets
                                          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
                                          Semiconductor Equipment -- 0.5%
        825,420(m)              NR/NR     Freescale Semiconductor, Inc., Incremental Term Loan,
                                          12.5%, 12/15/14                                          $    575,043
---------------------------------------------------------------------------------------------------------------
                                          TOTAL FIXED RATE LOAN INTERESTS
                                          (Cost $928,507)                                          $    575,043
---------------------------------------------------------------------------------------------------------------
       Shares
                                          COMMON STOCK -- 0.0% of Net Assets
                                          MATERIALS -- 0.0%
                                          Forest Products -- 0.0%
         13,963(j)                        Ainsworth Lumber Co., Ltd.                               $      9,990
---------------------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCK
                                          (Cost $97,187)                                           $      9,990
---------------------------------------------------------------------------------------------------------------
                                          CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                                          DIVERSIFIED FINANCIALS -- 0.3%
                                          Other Diversified Financial Services -- 0.3%
            595                           Bank of America Corp.                                    $    343,315
---------------------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE PREFERRED STOCK
                                          (Cost $490,737)                                          $    343,315
---------------------------------------------------------------------------------------------------------------
                                          WARRANTS -- 0.0% of Net Assets
                                          REAL ESTATE -- 0.0%
                                          Real Estate Development -- 0.0%
        750,000(h)(j)                     Neo-China Group Holdings, Ltd., Expires 7/22/12
                                          (144A)                                                   $     24,193
---------------------------------------------------------------------------------------------------------------
                                          TOTAL WARRANTS
                                          (Cost $17,012)                                           $     24,193
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Principal
Amount
USD ($)                                                                       Value
                        TEMPORARY CASH INVESTMENTS -- 6.8% of Net Assets
                        Repurchase Agreements -- 2.8%
    3,175,000           Deutsche Bank AG, 0.16%, dated 4/30/09,
                        repurchase price of $3,175,000 plus accrued interest
                        on 5/1/09 collateralized by the following:
                        $975,100 Freddie Mac Giant, 5.0% - 7.0%,
                        5/1/22 - 2/1/39
                        $5,699 Federal Home Loan Mortgage Corp.,
                        5.339%, 9/1/32
                        $594,851 Federal National Mortgage Association
                        (ARM), 4.358% - 6.053%, 5/1/36 - 5/1/38
                        $799,768 Federal National Mortgage Association,
                        5.0% - 7.0%, 3/1/34 - 10/1/38
                        $863,082 Government National Mortgage
                        Association, 6.0% - 7.0%,
                        10/15/37 - 11/15/38                                   $  3,175,000
------------------------------------------------------------------------------------------
                        Total Repurchase Agreements                           $  3,175,000
------------------------------------------------------------------------------------------
                        Securities Lending Collateral -- 4.0%(k)
                        Certificates of Deposit:
      104,944           Abbey National Plc, 1.58%, 8/13/09                    $    104,944
      104,944           Bank of Nova Scotia, 1.58%, 5/5/09                         104,944
      167,865           Bank of Scotland NY, 1.45%, 6/5/09                         167,865
      188,900           Barclays Bank, 1.15%, 5/27/09                              188,900
      188,900           DnB NOR Bank ASA NY, 1.5%, 6/5/09                          188,900
      192,258           Intesa SanPaolo S.p.A., 1.05%, 5/22/09                     192,258
      157,417           Royal Bank of Canada NY, 1.44%, 8/7/09                     157,417
      188,900           Svenska Bank NY, 1.48%, 7/8/09                             188,900
                                                                              ------------
                                                                              $  1,294,128
------------------------------------------------------------------------------------------
                        Commercial Paper:
      206,111           American Honda Finance Corp., 1.27%, 7/14/09          $    206,111
      209,889           CBA, 1.35%, 7/16/09                                        209,889
      104,944           CME Group, Inc., 1.44%, 8/6/09                             104,944
      209,889           HSBC Bank, Inc., 1.64%, 8/14/09                            209,889
       52,472           IBM, 1.47%, 9/25/09                                         52,472
      188,900           MetLife Global Funding, 1.71%, 6/12/09                     188,900
      209,889           Monumental Global Funding, Ltd., 1.64%, 8/17/09            209,889
      188,900           New York Life Global, 1.37%, 9/4/09                        188,900
      209,889           Societe Generale, 1.75%, 9/4/09                            209,889
      209,889           U.S. Bank NA, 1.35%, 8/24/09                               209,889
      178,406           Westpac Banking Corp., 0.96%, 6/1/09                       178,406
                                                                              ------------
                                                                              $  1,969,178
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    29

Principal
Amount
USD ($)                                                             Value
                       Tri-party Repurchase Agreements:
  221,534              Barclays Capital Markets, 0.15%, 5/1/09      $    221,534
  839,555              Deutsche Bank, 0.15%, 5/1/09                      839,555
                                                                    ------------
                                                                    $  1,061,089
--------------------------------------------------------------------------------
  Shares
                       Money Market Mutual Fund:
  209,889              JPMorgan U.S. Government Money Market Fund   $    209,889
--------------------------------------------------------------------------------
                       Total Securities Lending Collateral          $  4,534,284
--------------------------------------------------------------------------------
                       TOTAL TEMPORARY CASH INVESTMENTS
                       (Cost $7,709,284)                            $  7,709,284
--------------------------------------------------------------------------------
                       TOTAL INVESTMENTS IN SECURITIES -- 133.6%
                       (Cost $214,907,900)(l)                       $151,997,381
--------------------------------------------------------------------------------
                       OTHER ASSETS AND LIABILITIES -- (33.6)%      $(38,184,935)
--------------------------------------------------------------------------------
                       NET ASSETS APPLICABLE TO COMMON
                       SHAREOWNERS -- 100.0%                        $113,812,446
================================================================================

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2009, the value of these securities amounted to $57,308,457 or 50.4% of total net assets applicable to common shareowners.

(a)    Floating rate note. The rate shown is the coupon rate at April 30, 2009.

(b)    Represents a pay in kind security.

(c)    Security is in default and is non-income producing.

(d)    Security is a perpetual bond and has no definite maturity date.

(e) On April 30, 2009, the security was not in default but defaulted after the year end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at April 30, 2009.

(g)    Security is priced as a unit.

(h) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $2,208,409. The aggregate value of $105,468 represents 0.1% of total net assets applicable to common shareowners.

(i) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
       (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or
       (iv) other base lending rates used by commercial lenders. The interest rate shown is the coupon rate accruing at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

(j)    Non-income producing.

(k)    Securities lending collateral is managed by Credit Suisse, New York
       Branch.

(l) At April 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $216,120,745 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $    597,914
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (64,721,278)
                                                                                     ------------
         Net unrealized loss                                                         $(64,123,364)
                                                                                     ============

       For financial reporting purposes net unrealized loss was $62,910,519 and cost of investments aggregated $214,907,900.

(m)    At April 30, 2009, the following securities were out on loan:

Principal
Amount
USD ($)       Description                                                     Value
   45,944     Ainsworth Lumber Co., Ltd., 11.0%, 7/29/15 (144A)               $   13,324
  379,000     Aleris International, Inc., 10.0%, 12/15/16                          7,580
   39,000     CCH I LLC, 11.0%, 10/1/15 (144A)                                     3,022
  202,000     Central Garden and Pet Co., 9.125%, 2/1/13                         174,730
1,450,000     First Data Corp., 9.875%, 9/24/15                                1,002,313
  608,000     Freescale Semiconductor, Inc., Incremental Term Loan,
              12.5%, 12/15/14                                                    423,573
1,000,000     Georgia Gulf Corp., 10.75%, 10/15/16                                90,000
  210,000     IRSA Inversiones y Representaciones SA, 8.5%, 2/2/17 (144A)        107,100
  610,000     MBIA Insurance Corp., 14.0%, 1/15/33 (144A)                        231,800
  841,000     Nortel Networks Corp., 2.125%, 4/15/14                             193,430
  534,000     OJSC Vimpel Communications, 9.125%, 4/30/18 (144A)                 380,475
  564,000     PAETEC Holding Corp., 9.5%, 7/15/15                                423,000
  785,000     Sally Holdings LLC, 10.5%, 11/15/16                                757,525
   67,000     Sanmina-SCI Corp., 6.75%, 3/1/13                                    37,855
1,000,000     Univision Communications, Inc., 9.75%, 3/15/15 (144A)              162,500
  487,000     Wells Fargo Capital XV, 9.75%                                      413,950
----------------------------------------------------------------------------------------
                                                                              $4,422,177
========================================================================================

Glossary of Terms:

LC -- Letter of Credit

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

EURO  Euro
NOK   Norwegian Krone

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    31

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2009, aggregated $46,984,570 and $64,249,155, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of April 30, 2009, in valuing the Trust's investments:

                                                   Investments           Other Financial
Valuation Inputs                                   in Securities         Instruments*
Level 1 -- Quoted Prices                           $    353,305          $  (31,837)
Level 2 -- Other Significant Observable Inputs      151,644,076              (1,191)
Level 3 -- Significant Unobservable Inputs                   --                  --
------------------------------------------------------------------------------------
Total                                              $151,997,381          $  (33,028)
------------------------------------------------------------------------------------

* Other financial instruments include foreign exchange contracts and depreciation on unfunded corporate loans..

The accompanying notes are an integral part of these financial statements.

32    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Statement of Assets and Liabilities | 4/30/09

ASSETS:
  Investments in securities, at value (including securities loaned of
   $4,422,177) (cost $214,907,900)                                        $151,997,381
  Cash                                                                         806,641
  Foreign currencies, at value (cost $1,982,131)                             2,383,176
  Receivables --
   Investment securities sold                                                  710,823
   Interest                                                                  3,322,892
   Commitment fees                                                                  29
  Prepaid expenses                                                              13,332
---------------------------------------------------------------------------------------
     Total assets                                                         $159,234,274
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Notes payable                                                          $ 38,000,000
   Investment securities purchased                                           1,059,880
   Upon return of securities loaned                                          4,534,284
   Forward foreign currency portfolio hedge contracts -- net                    31,837
   Dividends to shareowners                                                  1,551,526
  Depreciation on unfunded corporate loans -- net                                1,191
  Unamortized facility fees                                                      1,750
  Due to affiliates                                                             58,058
  Accrued interest expense                                                      48,630
  Accrued expenses and other liabilities                                       134,672
---------------------------------------------------------------------------------------
     Total liabilities                                                    $ 45,421,828
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $194,062,558
  Distributions in excess of net investment income                          (2,535,262)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (15,172,471)
  Net unrealized loss on investments                                       (62,911,710)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    369,331
---------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $113,812,446
=======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $113,812,446/8,165,927 shares                                  $      13.94
=======================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    33

Statement of Operations

For the Year Ended 4/30/09

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld $8,245)                           $  20,370,945
  Dividends                                                                        30,813
  Facility and other fees                                                          66,176
  Income from securities loaned, net                                              145,890
----------------------------------------------------------------------------------------------------------
     Total investment income                                                                  $ 20,613,824
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $   1,645,472
  Administrative fees                                                             188,855
  Transfer agent fees and expenses                                                 61,243
  Bank loan fees and expenses                                                     143,103
  Custodian fees                                                                   89,433
  Registration fees                                                                17,500
  Professional fees                                                                78,417
  Printing expenses                                                                47,442
  Trustees' fees                                                                    7,876
  Pricing fees                                                                     25,979
  Miscellaneous                                                                    33,003
----------------------------------------------------------------------------------------------------------
   Net operating expenses                                                                     $  2,338,323
----------------------------------------------------------------------------------------------------------
     Interest expense                                                                         $  1,595,281
----------------------------------------------------------------------------------------------------------
   Net operating expenses and interest expense                                                $  3,933,604
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc. ("PIM")                                                (418,949)
----------------------------------------------------------------------------------------------------------
   Net expenses                                                                               $  3,514,655
----------------------------------------------------------------------------------------------------------
     Net investment income                                                                    $ 17,099,169
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                              $ (13,199,934)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            604,540     $(12,595,394)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                              $ (50,470,011)
   Unfunded corporate loans                                                        84,901
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            525,433     $(49,859,677)
----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                   $(62,455,071)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                        $(45,355,902)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

34    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Statement of Changes in Net Assets

For the Year Ended 4/30/09 and for the period from 5/30/07 (Commencement of Operations) to 4/30/08

                                                                    Year
                                                                    Ended              5/30/07
                                                                    4/30/09            to 4/30/08
FROM OPERATIONS:
Net investment income                                               $ 17,099,169       $ 14,317,592
Net realized loss on investments and foreign currency
  transactions                                                       (12,595,394)        (1,862,742)
Change in net unrealized loss on investments and foreign
  currency transactions                                              (49,859,677)       (12,682,702)
----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations             $(45,355,902)      $   (227,852)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($2.469 and $1.780 per
  share, respectively)                                              $(20,135,595)      $(14,530,763)
Tax return of capital ($0.045 and $0.000 per
  share, respectively)                                                  (371,077)                --
----------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                      $(20,506,672)      $(14,530,763)
----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Net proceeds from the issuance of shares                            $         --       $174,287,500
Net proceeds from the underwriters' over-allotment
  option exercised                                                            --         20,293,750
Offering expenses charged to paid-in-capital                                  --           (407,500)
Reinvestment of distributions                                            159,885                 --
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Trust share
     transactions                                                   $    159,885       $194,173,750
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            $(65,702,689)      $179,415,135
NET ASSETS:
Beginning of period                                                  179,515,135            100,000
----------------------------------------------------------------------------------------------------
End of period                                                       $113,812,446       $179,515,135
----------------------------------------------------------------------------------------------------
Undistributed (distribution in excess of) net investment income     $ (2,535,262)      $    269,847
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    35

Statement of Cash Flows

For the year ended April 30, 2009

Cash Flows From Operating Activities
   Net investment income                                      $    17,099,169
-----------------------------------------------------------------------------
Adjustment to Reconcile Net Investment Income to Net Cash
and Foreign Currency Provided from Operating Activities
  Purchase of investment securities                           $(1,172,082,404)
  Proceeds from disposition of investment securities            1,225,128,350
  Increase in receivable for investments sold                        (255,578)
  Decrease in paydowns receivable                                       2,500
  Decrease in interest and foreign tax reclaim receivable             917,399
  Decrease in commitment fees receivable                                  940
  Increase in prepaid expenses                                           (435)
  Decrease in interest payable                                        (81,142)
  Decrease in payable for investments purchased                    (6,332,230)
  Increase in accrued expenses and other liabilities                   20,324
  Increase in unrealized appreciation on foreign currency
   transactions                                                       571,424
  Net realized gain from foreign currency transactions                604,540
  Net amortization/(accretion) of premium/(discount)               (1,006,079)
-----------------------------------------------------------------------------
   Net adjustment to reconcile net investment income               47,487,609
-----------------------------------------------------------------------------
   Net cash and foreign currency provided from operating
     activities                                               $    64,586,778
-----------------------------------------------------------------------------
Cash Flows Used in Financing Activities
  Decrease in notes payable                                   $   (30,000,000)
  Cash dividends paid to common shareowners                       (20,409,790)
  Decrease in bank overdrafts                                     (10,987,171)
-----------------------------------------------------------------------------
   Net cash flow used in financing activities                 $   (61,396,961)
-----------------------------------------------------------------------------
   Net increase in cash and foreign currency                  $     3,189,817
-----------------------------------------------------------------------------
Cash and Foreign Currency
  Beginning of the period                                     $            --
-----------------------------------------------------------------------------
  End of the period                                           $     3,189,817
=============================================================================

The accompanying notes are an integral part of these financial statements.

36    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Financial Highlights

                                                                     Year             5/30/07 (b)
                                                                     Ended            to
                                                                     4/30/09          4/30/08
 Per Share Operating Performance
 Net asset value, beginning of period                                $  22.02         $   23.88(c)
--------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:(a)
  Net investment income                                              $   2.10         $    1.77
  Net realized and unrealized loss on investments and foreign
    currency transactions                                               (7.67)            (1.80)
--------------------------------------------------------------------------------------------------
    Net decrease from investment operations                          $  (5.57)        $   (0.03)
 Distributions from:
  Net investment income                                                 (2.47)            (1.78)
  Tax return of capital                                                 (0.04)               --
 Capital charge with respect to issuance of shares                         --             (0.05)
--------------------------------------------------------------------------------------------------
 Net decrease in net asset value                                     $  (8.08)        $   (1.86)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period(d)                                   $  13.94         $   22.02
--------------------------------------------------------------------------------------------------
 Market value, end of period(d)                                      $  13.23         $   20.47
==================================================================================================
 Total return at market value (e)                                      (23.11)%          (10.67)%
 Ratios to average net assets
  Net operating expenses                                                 1.38%             0.99%(f)
  Interest expense                                                       1.14%             0.33%(f)
  Net expenses                                                           2.52%             1.32%(f)
  Net investment income                                                 12.27%             8.48%(f)
 Portfolio turnover                                                        25%               21%
 Net assets, end of period (in thousands)                            $113,812         $ 179,515
 Ratios to average net assets before waivers and reimbursements of expenses
  Net operating expenses                                                 1.68%             1.29%(f)
  Interest expense                                                       1.14%             0.33%(f)
  Net expenses                                                           2.82%             1.62%(f)
  Net investment income                                                 11.97%             8.18%(f)
==================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on May 24, 2007 and commenced operations on May 30, 2007.
(c) Net asset value immediately after the closing of the first public offering was $23.83.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized. Past performance is not a guarantee of future results.
(f)  Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    37

Notes to Financial Statements | 4/30/09

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), of 4,188 shares of beneficial interest at an aggregate purchase price of $100,000. PIM reimbursed all the Trust's organizational expenses and paid the amount by which the aggregate offering costs (other than the sales load) exceeded $0.05 per share of the common share offering. The investment objective of the Trust is to provide a high level of current income and, as a secondary objective, the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than

38    Pioneer Diversified High Income Trust | Annual Report | 4/30/09
higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Loan Interests for which no reliable price quotes are available, such investments are valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or Loan Interests for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees ("board determined"). Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. As of April 30, 2009, there were no securities valuations that were board determined. Temporary cash investments are valued at amortized cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discounts and premiums on

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    39
     debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using the appropriate current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior two fiscal years remain subject to examination by tax authorities.

40    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investments and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At April 30, 2009, the Trust reclassified $231,317 to decrease distributions in excess of net investment income and $231,317 to increase accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     The Trust has elected to defer approximately $14,228,771 in capital losses realized and $585,166 in currency losses realized between November 1, 2008 and April 30, 2009 to its fiscal year ending April 30, 2010.

     At April 30, 2009, the Trust had a net capital loss carryforward of $644,894 which is comprised of $231,744 which will expire in 2016 and $413,150 which will expire in 2017, if not utilized.

     The tax character of current year distributions paid to shareowners during the year ended April 30, 2009 and the period ended April 30, 2008 were as follows:

                                         2009            2008
     Distributions paid from:
     Ordinary income              $20,135,595      $14,530,763
     Tax return of capital            371,077               --
     ---------------------------------------------------------
       Total                      $20,506,672      $14,530,763
     =========================================================

     The following shows the components of distributable earnings on a federal income tax basis at April 30, 2009.

     Distributable earnings:
     Capital loss carryforward        $    (644,894)
     Post-October loss deferred         (14,813,937)
     Dividends payable                   (1,551,526)
     Unrealized depreciation            (63,239,755)
     -----------------------------------------------
       Total                          $ (80,250,112)
     ===============================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized losses on certain foreign currency contracts, the book/tax differences in the accrual of income on securities in

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    41
     default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Securities Lending

     The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Trust's securities lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan

42    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

     Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the American Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

PIM manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means the total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Funds investment objectives and policies, and/or (iv) any other means. For the year ended April 30, 2009, the net management fee was equivalent to 0.63% of the Trust's average daily managed assets, which was equivalent to 0.88% of the Trust's average daily net assets.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    43

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $58,058 in management fees, administrative fees and certain other fees payable to PIM at April 30, 2009.

PIM has retained Princeton Administrators, LLC (Princeton) to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% of average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

Effective October 1, 2008, PIM has entered into a Research Services Agreement with Montpelier Capital Advisors, Ltd. (Montpelier). Under the research services agreement, Montpelier will provide research services to PIM with regard to event-linked bonds. PIM pays Montpelier a flat fee of $325,000 annually. Prior to October 1, 2008, PIM had engaged Montpelier to act as the Trust's investment sub-adviser with respect to the Trust's investments in event-linked bonds. PIM paid Montpelier a monthly fee at an annual rate of 0.80% of the average daily value of the Trust's sub-advised assets; however, the fee in no event was less than 0.15% of the Trust's average daily managed assets. The fee was paid quarterly in arrears. Montpelier received no compensation directly from the Trust.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses, excluding offering costs for common shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses, to 0.90% of the Trust's average daily managed assets in year one, 0.95% of the Trust's average daily managed assets in year two and 1.00% of the Trust's average daily managed assets in year three. This is a contractual limit and may not be terminated by the adviser during the three year period ending on 2010. There can be no assurance that it will be continued after that time. For the year ended April 30, 2009, the expense reduction under such arrangement was $418,949.

3.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

44    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

4. Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Trust may close out such contracts by entering into offsetting hedge contract.

Open portfolio hedges at April 30, 2009 were as follows:

                Net
                Contracts                                                             Net
                to Receive     In Exchange       Settlement                           Unrealized
Currency        (Deliver)      For US$           Date               US$ Value         Gain/(Loss)
EURO             3,340,000     $ 4,427,170       5/5/09             $  4,425,750      $  (1,420)
EURO            (3,340,000)    $(4,393,904)      5/4/09             $ (4,425,767)     $ (31,863)
EURO            (3,340,000)    $(4,426,635)      6/5/09             $ (4,425,189)     $   1,446
-------------------------------------------------------------------------------------------------
                Total                                                               $ (31,837)
=================================================================================================

At April 30, 2009, the Trust had no outstanding forward currency settlement contracts.

5.   Unfunded Loan Commitments

As of April 30, 2009, the Trust had unfunded loan commitments of $22,500 which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                                    Unfunded Loan
Borrower                                            Commitment
Bausch & Lomb, Inc., Delayed Draw Term Loan         $22,500

6.   Loan Agreement

Effective February 6, 2009, the Trust entered into a $55,000,000 Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia.

At April 30, 2009, the Trust had a borrowing outstanding under the Credit Agreement totaling $38,000,000. The interest rate charged at April 30, 2009 was 2.71%. The average daily balance was $54,191,781 at a weighted average interest rate of 2.90%. With respect to the loan, interest expense of $1,595,281 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    45

            Total                   Asset coverage
            Amount                  per $1,000 of
Date        Outstanding             Indebtedness
4/30/09     $38,000,000             $3,995

7.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended April 30, 2009 and the period from May 30, 2007 (commencement of investment operations) to April 30, 2008 were as follows:

                                                        2009           2008
Shares outstanding at beginning of period          8,154,188          4,188
Shares issued in connection with initial
  public offering                                         --      7,300,000
Shares issued from underwriters' over-allotment
  option exercised                                        --        850,000
Reinvestment of distributions                         11,739             --
---------------------------------------------------------------------------
Shares outstanding at end of period                8,165,927      8,154,188
===========================================================================

For the period ended April 30, 2008, offering costs of $407,500 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.

8.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management currently is evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

9.   Subsequent Event

Subsequent to April 30, 2009, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.19 per common share payable May 29, 2009, to shareowners of record on May 15, 2009.

46    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2009, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2009, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Boston, Massachusetts
June 23, 2009

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    47

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust that have not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to- day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Results of Shareowner Meeting (unaudited)

On September 22, 2008, Pioneer Diversified High Income Trust held its annual meeting of shareowners to elect Class I Trustees. All Class I Trustees were elected. Below are the detailed results of the votes.

Proposal 1 -- To elect Class I Trustees.

 Nominee                     Affirmative            Withheld      Abstained
 Benjamin M. Friedman         7,070,011                 0          158,826
--------------------------------------------------------------------------
 Margaret B.W. Graham         7,073,638                 0          155,199
--------------------------------------------------------------------------
 Daniel K. Kingsbury, Jr.     7,074,860                 0          153,977
--------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer Diversified High Income Trust for the fiscal year ended April 30, 2009:

 Interest Related Dividends for Non-U.S. Residents          66.60%*

------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

48    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. The Trustees of the Trust, as required by law, determine annually whether to continue the investment advisory agreement for the Trust.

The contract renewal process began in March 2008 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July, the Trustees approved the format of the contract renewal materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract renewal materials were provided to the Trustees in August. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September, and materials were provided in response to this request later that month. Meetings of the Independent Trustees of the Trust were held in September and October to review and discuss the contract renewal materials.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year. In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust and the information related to the Trust provided to the Trustees at each regularly scheduled meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also considered PIM's compliance and legal resources and personnel.

The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. It was noted that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including officers) as are necessary for the Trust's operations. The Trustees considered the fees paid to PIM for the provision of such services.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    49

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that were provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees noted that the Trust commenced operations on May 30, 2007. The Trustees considered that the Trust's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees noted that the yield (gross of expenses) to the Trust's common shareowners for the twelve months ended June 30, 2008 exceeded the yield of the Trust's benchmark index for the same period. The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee for the twelve months ended June 30, 2008 was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the Trust's management fee was 0.037% higher than the median management fee of the peer group. The Trustees also considered that the Trust's expense ratio for the twelve months ended June 30, 2008 was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the challenge of selecting a comparable peer group for expense comparison purposes. It was noted that PIM did not currently manage any separate accounts with an investment objective and strategies that were similar to those of the Trust.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Trust's expense ratio was reasonable, taking into account the quality of services provided by PIM, the investment performance of the Trust and the contractual expense limitation agreed to by PIM with respect to the Trust.

50    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Trust. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee initially was set, the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits
The Trustees also considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Trust.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    51

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Investment Sub-Adviser
Montpelier Capital Advisors, Ltd.

Sub-Administrator
Princeton Administrators, LLC

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 67 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

52    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Trust           and Term of Office

John F. Cogan, Jr. (82)*    Chairman of the Board,   Class III Trustee since
                            Trustee and President    2007. Term expires
                                                     in 2010.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Class I Trustee since
                            Vice President           2007. Term expires
                                                     in 2011.
--------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee

John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

             Pioneer Diversified High Income Trust | Annual Report | 4/30/09  53

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Trust   and Term of Office

David R. Bock (65)   Trustee          Class III Trustee since
                                      2007. Term expires
                                      in 2010.
-------------------------------------------------------------
Mary K. Bush (61)    Trustee          Class II Trustee since
                                      2007. Term expires
                                      in 2009.
-------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee

David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 - 2004 and 2008 - present); and Executive          munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York
                                                                                          Mortgage Trust (publicly
                                                                                          traded mortgage REIT); and
                                                                                          Director of Oxford Analytica,
                                                                                          Inc. (privately-held research
                                                                                          and consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
------------------------------------------------------------------------------------------------------------------------

54  Pioneer Diversified High Income Trust | Annual Report | 4/30/09

                            Position Held    Length of Service
Name and Age                with the Trust   and Term of Office

Benjamin M. Friedman (64)   Trustee          Class I Trustee since
                                             2008. Term expires
                                             in 2011.
--------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee          Class I Trustee since
                                             2007. Term expires
                                             in 2011.
--------------------------------------------------------------------
Thomas J. Perna (58)        Trustee          Class II Trustee since
                                             2007. Term expires
                                             in 2009.
--------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee          Class II Trustee since
                                             2007. Term expires
                                             in 2009.
--------------------------------------------------------------------
Stephen K. West (80)        Trustee          Class III Trustee since
                                             2007. Term expires
                                             in 2010.
--------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee

Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank
                            of New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
------------------------------------------------------------------------------------------------------------------------------

             Pioneer Diversified High Income Trust | Annual Report | 4/30/09  55

Trust Officers

                             Position Held         Length of Service
Name and Age                 with the Trust        and Term of Office

Dorothy E. Bourassa (61)     Secretary             Since 2007. Serves
                                                   at the discretion of the
                                                   Board
---------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2007. Serves
                                                   at the discretion of the
                                                   Board
---------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves
                                                   at the discretion of the
                                                   Board
---------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2007. Serves
                                                   at the discretion of the
                                                   Board
---------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2007. Serves
                                                   at the discretion of the
                                                   Board
---------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer

Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------

56  Pioneer Diversified High Income Trust | Annual Report | 4/30/09

                         Position Held              Length of Service
Name and Age             with the Trust             and Term of Office
David F. Johnson (29)    Assistant Treasurer        Since 2009. Serves
                                                    at the discretion of the
                                                    Board
----------------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance Officer   Since 2007. Serves
                                                    at the discretion of the
                                                    Board
----------------------------------------------------------------------------

                                                                                            Other Directorships
Name and Age             Principal Occupation During Past Five Years                        Held by this Officer
David F. Johnson (29)    Fund Administration Manager - Fund Accounting, Administration      None
                         and Controllership Services since November 2008 and Assistant
                         Treasurer of all of the Pioneer Funds since January 2009; Client
                         Service Manager - Institutional Investor Services at State Street
                         Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance Officer of Pioneer since December 2006 and        None
                         of all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
----------------------------------------------------------------------------------------------------------------

             Pioneer Diversified High Income Trust | Annual Report | 4/30/09  57

                            This page for your notes.

58    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

                            This page for your notes.

           Pioneer Diversified High Income Trust | Annual Report | 4/30/09    59

                            This page for your notes.

60    Pioneer Diversified High Income Trust | Annual Report | 4/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                             1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form also may be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $41,300 in 2009 and $50,545 in 2008.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related fees for 2009 and 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $7,820 for 2009 and 2008, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no other fees for 2009 and 2008.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2009 and 2008, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $8,290 in 2009 and $7,820 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Charles Melchreit     Other Registered     3                 $344,371,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         2                 $306,977,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       3                 $1,195,829,000      N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered     6                 $4,104,771,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         3                 $393,924,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       4                 $390,088,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     2                 $444,457,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 N/A                 N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $48,346,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

     o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

     o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.



Share Ownership by Portfolio Managers. The following table indicates as of April 30, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------- -----------------------------------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Charles Melchreit                       A
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Andrew Feltus                           D
--------------------------------------- -----------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------
Jonathan Sharkey                        B
--------------------------------------- -----------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000




--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
John F. Cogan,      Chairman of the    Class III          Deputy Chairman and a Director     None
Jr. (81)*           Board, Trustee     Trustee since      of Pioneer Global Asset
                    and President      2007. Term         Management S.p.A. ("PGAM");
                                       expires in 2010.   Non-Executive Chairman and a
                                                          Director of Pioneer Investment
                                                          Management USA Inc. ("PIM-USA");
                                                          Chairman and a Director of
                                                          Pioneer; Chairman and Director
                                                          of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Daniel K.           Trustee and        Class I Trustee    Director, CEO and President of     None
Kingsbury (49)*     Executive Vice     since 2007. Term   Pioneer Investment Management
                    President          expires in 2011.   USA Inc., Pioneer Investment
                                                          Management, Inc. and Pioneer
                                                          Institutional Asset Management,
                                                          Inc. (since March 2007);
                                                          Executive Vice President of all
                                                          of the Pioneer Funds (since
                                                          March 2007); Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          (since March 2007); Head of New
                                                          Markets Division, Pioneer Global
                                                          Asset Management S.p.A.
                                                          (2000-2007)
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
David R. Bock (63)       Trustee       Class III          Executive Vice President and       Director of The Enterprise
                                       Trustee since      Chief Financial Officer, I-trax,   Social Investment Company
                                       2007. Term         Inc. (publicly traded health       (privately-held affordable
                                       expires in 2010.   care services company) (2004 -     housing finance company);
                                                          present); Partner, Federal City    and Director of New York
                                                          Capital Advisors (boutique         Mortgage Trust (publicly
                                                          merchant bank)(1997 to 2004);      traded mortgage REIT)
                                                          and Executive Vice President and
                                                          Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company)
                                                          (2000-2002)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Mary K. Bush (59)        Trustee       Class II Trustee   President, Bush International,     Director of Brady
                                       since 2007. Term   LLC (international financial       Corporation (industrial
                                       expires in 2009.   advisory firm)                     identification and
                                                                                             specialty coated material
                                                                                             products manufacturer);
                                                                                             Director of Briggs &
                                                                                             Stratton Co. (engine
                                                                                             manufacturer); Director of
                                                                                             UAL Corporation (airline
                                                                                             holding company); Director
                                                                                             of Mantech International
                                                                                             Corporation (national
                                                                                             security, defense, and
                                                                                             intelligence technology
                                                                                             firm): and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Benjamin M. Friedman     Trustee       Class I Trustee    Professor,                         Trustee, Mellon
(64)                                   since 2008. Term   Harvard                            Institutional Funds
                                       expires in 2011.   University                         Investment Trust and Mellon
                                                                                             Institutional Funds Master
                                                                                             Portfolio (oversees 17
                                                                                             portfolios in fund complex)
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Margaret B.W. Graham     Trustee       Class I Trustee    Founding Director,                 None
(60)                                   since 2007. Term   Vice-President and Corporate
                                       expires in 2011.   Secretary, The Winthrop Group,
                                                          Inc. (consulting
                                                          firm); and Desautels
                                                          Faculty of Management,
                                                          McGill
                                                          University
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Thomas J. Perna (57)     Trustee       Class II Trustee   Private investor (2004 -           Director of Quadriserv Inc.
                                       since 2007. Term   present); and Senior Executive     (technology products for
                                       expires in 2009.   Vice President, The Bank of New    securities lending
                                                          York (financial and securities     industry)
                                                          services) (1986 - 2004)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Marguerite A. Piret      Trustee       Class II Trustee   President and Chief Executive      Director of New America
(59)                                   since 2007. Term   Officer, Newbury, Piret &          High Income Fund, Inc.
                                       expires in 2009.   Company, Inc. (investment          (closed-end investment
                                                          banking firm)                      company)
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Stephen K. West (79)     Trustee       Class III          Senior Counsel, Sullivan &         Director, The Swiss
                                       Trustee since      Cromwell (law firm)                Helvetia Fund, Inc.
                                       2007. Term                                            (closed-end investment
                                       expires in 2010.                                      company)


------------------------ ------------- ------------------ ---------------------------------- -----------------------------



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 29, 2009

* Print the name and title of each signing officer under his or her signature.